                                                                   Exhibit 10.12

                       FLUOR CORPORATION AND SUBSIDIARIES
                                MANAGEMENT MANUAL

Section:          Human Resources             Directive:            460
                                                                    Page 1 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

OBJECTIVE

To provide severance compensation to eligible executives of Fluor Corporation and designated subsidiaries collectively, the "company", who leave the company, depending on the circumstances and conditions leading to termination.

ELIGIBILITY

Executives of Fluor Corporation and designated subsidiaries actively at work who are participants in the Fluor Corporation and Subsidiaries Executive Incentive Compensation Plan and who execute the required settlement and release agreement in exchange for the severance.

DEFINITIONS

For the purpose of the Plan, the following definitions apply:

         A.       VOLUNTARY SEPARATION

                  Action taken by an executive for personal reasons, to seek other employment, to accept another position, for failure to return at conclusion of leave, or to voluntarily retire.

         B.       INVOLUNTARY SEPARATION

                  1. Action taken by the company due to reduction in force resulting from reorganization or reduced workload or other similar circumstances whereby the executive's services are no longer required on the job. Executives involuntarily separated who meet the retirement criteria may elect retirement.

                  2. Action taken by the company when an executive has a qualifying disability under the Americans with Disabilities Act, or a similar disability statute, and is unable to perform his/her essential job functions with or without reasonable accommodation.

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.

                                                                   Exhibit 10.12

                       FLUOR CORPORATION AND SUBSIDIARIES
                                MANAGEMENT MANUAL

Section:          Human Resources             Directive:            460
                                                                    Page 2 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

         C.       INVOLUNTARY DISCHARGE

                  Action taken by the company for reasons other than stated in Paragraph B. above including but not limited to absenteeism, misconduct, insubordination, appearing at work under the influence of a controlled substance or alcohol, unethical behavior, disclosure of confidential information, sexual harassment, employment discrimination, unsatisfactory performance, or violation of any company policy.

         D.       OFFICER

                  An executive who is a vice president or above of Fluor Corporation, Fluor Enterprises Inc., or Fluor Constructors, Inc., who participates in the Fluor Corporation and subsidiaries Executive Incentive Compensation Plan.

         E.       COMPLETED YEARS OF ACCUMULATED SERVICE

                  A period of accumulated service with the company, subject to the limitation set forth under Procedure, A.4.c.

         F.       BENEFICIARY

                  The beneficiary designated by the executive under the Fluor Corporation Employee's Retirement Plan, or, if no such designation has been made, then as designated under the Group Life/Health Insurance Plan unless the executive otherwise makes a beneficiary designation on the form provided by the executive's corporate employer, or, in the absence of any designation, the administrator or executor of the executive's estate.

PROCEDURE

         A.       SEVERANCE PAY

                  1.       Voluntary Separation

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.

                                                                   Exhibit 10.12

                       FLUOR CORPORATION AND SUBSIDIARIES
                                MANAGEMENT MANUAL

               The company will not provide severance pay nor prorated Incentive Compensation (Paragraph A under "Definitions").

Section:          Human Resources             Directive:            460
                                                                    Page 3 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

                  2.       Involuntary Separation

                           Severance pay will be based on current base salary and total completed years of accumulated service as follows:

                           a.       Officers

                                    1.       Two weeks' severance pay for each
                                             completed year of accumulated
                                             service up to 52 weeks.

                                    2.       Minimum eight weeks' severance.

                           b.       Non-Officer Executives

                                    1.       Two weeks' severance pay for each
                                             completed year of accumulated
                                             service up to 26 weeks.

                                    2.       Minimum four weeks' severance.

                  3.       Involuntary Discharge

                           a. The company will not provide severance pay nor consider proration of Incentive Compensation (Paragraph C, Definitions).

                  4.       Limitations

                           a. Maximum severance pay will be 52 weeks for officers, 26 weeks for non-officer executives.

                           b. Minimum severance pay will be eight weeks for officers, four weeks for non-officer executives.

                           c. The total completed years of accumulated service calculated for a severance payment may only be used one time in severance calculations.

                           d. For executives involuntarily separated and placed on Leave of Absence in Lieu of Layoff, severance pay will be based on completed years of accumulated service up to the effective date of the Leave of Absence.

                           e. Officers in policy making positions who meet retirement criteria will receive severance pay as follows:

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.

                                                                   Exhibit 10.12

                       FLUOR CORPORATION AND SUBSIDIARIES
                                MANAGEMENT MANUAL

Section:          Human Resources             Directive:            460
                                                                    Page 4 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

                                    1.       Officers who meet the minimum
                                             retirement income requirement set
                                             forth by federal law, excluding any
                                             amount payable under this Plan,
                                             will receive severance pay for only
                                             the period from the date of
                                             termination until January 2
                                             following the officer's 65th
                                             birthday subject to the limitation
                                             set forth under Procedure, A.2.a.

                                    2.       Officers who do not meet the
                                             minimum retirement income
                                             requirement set forth by federal
                                             law, computed excluding any amount
                                             payable under this Plan, will
                                             receive severance pay as determined
                                             under Procedure, A.2.a.

                           f. In the case of involuntary separation due to an executive's inability to perform his/her essential job functions with reasonable accommodation, the executive's severance pay amount will be reduced by the expected entitlements under Fluor's short-term and long-term disability for the number of weeks determined under Procedure A.2.a and b. If the actual entitlements received by the employee are less than that deducted from severance pay, the employee will be paid the difference for the period of weeks for which the employee received severance. This provision is not intended to affect any state or federal benefits to which the executive may be entitled.

                           g. In cases where the executive is entitled to legislated severance pay in non-U.S. countries, executive's severance pay amount will be reduced by any legislated severance payments required of the company that are calculated with reference to the number of weeks determined under Procedure A.2.a and b.

                  5. Severance pay will be paid in a lump sum, or at the discretion of the company, annual installments over a period not to exceed the total number of weeks determined under Paragraph A.2.a. and b. above.

                  6. In event of an executive's death prior to payment of the entire entitlement, payment may be made to the designated beneficiary in one lump sum or by continuation of installments at the discretion of the executive's corporate employer.

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.

                                                                   Exhibit 10.12


                       FLUOR CORPORATION AND SUBSIDIARIES
                               MANAGEMENT MANUAL

Section:          Human Resources             Directive:            460
                                                                    Page 5 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

         B.       INCENTIVE COMPENSATION

                  (As defined in the Executive Incentive Compensation Plan, Fluor Corporation and Subsidiaries Management Manual)

                  1.       Voluntary Separation

                           The company will not provide a prorated incentive award.

                  2.       Involuntary Separation

                           Incentive Compensation may be considered based on the number of completed months of service during the current fiscal year prior to termination and consistent with the administration of the Plan during the year of termination.

                3.    Involuntary Discharge

                      The company will not provide a prorated incentive award.

         C.       COMPANY AUTOMOBILES

                      In company locations where officers/directors may be assigned company-owned automobiles, the following will apply:

                  a.       Voluntary Separation

                           Officers/directors who voluntarily retire will be presented with the automobile that is currently assigned as a gift.

                  b.       Involuntary Separation

                           Officers/directors who are requested to take early retirement will be presented with the automobile which is currently assigned as a gift.

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.

                                                                   Exhibit 10.12

                       FLUOR CORPORATION AND SUBSIDIARIES
                                MANAGEMENT MANUAL

Section:          Human Resources             Directive:            460
                                                                    Page 6 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

                  c.       Involuntary Discharge

                           Officers/directors will not be given an automobile, and it will not be available for purchase.

         D.       CLUB MEMBERSHIP

                  Company memberships will not be awarded to an executive regardless of reason for termination.

         E.       AUTOMOBILE ALLOWANCE

                  1. In locations where executives receive a car allowance/insurance, the following will apply:

                           a.       Voluntary Separation

                                    The company will not provide a car
                                    allowance/insurance.

                           b.       Involuntary Separation

                                    The company will not provide a car
                                    allowance/insurance.

                           c.       Involuntary Discharge

                                    The company will not provide a car
                                    allowance/insurance.

         F.       INSURANCE COVERAGE

                  Applicable insurance coverage, i.e., group health, long-term disability, executive health, etc., will cease on date of termination. Where applicable, departing executive may elect continued coverage through the Consolidated Omnibus Budget Reconciliation Act (COBRA).

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.

                                                                   Exhibit 10.12

                       FLUOR CORPORATION AND SUBSIDIARIES
                                MANAGEMENT MANUAL

Section:          Human Resources             Directive:            460
                                                                    Page 7 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

         G.       TIME OFF WITH PAY (TOWP) PROGRAM

                  Balance will be paid at time of termination.

         H.       STOCK BASED AWARDS

                  1.       Voluntary Separation

                           Upon qualified retirement, awards may become 100 percent vested.

                  2.       Involuntary Separation

                           Upon qualified retirement, awards may become 100 percent vested.

                  3.       Involuntary Discharge

                           Vested portion may be exercised.

         I.       LONG TERM INCENTIVE (LTI) PROGRAM

                  Applicable cash awards under the long-term incentive program will not be prorated for any reason, except death or total and permanent disability.

         J.       WAIVERS

                  A settlement agreement and release form must be obtained from employees in exchange for severance benefits. No severance benefit will be due employees unless a settlement and release agreement provided by the company has been properly and timely executed.

         K.       OUTPLACEMENT

                  In-house outplacement services are available.

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.

                                                                   Exhibit 10.12

                       FLUOR CORPORATION AND SUBSIDIARIES
                                MANAGEMENT MANUAL

Section:          Human Resources             Directive:            460
                                                                    Page 8 of 8
Subject:          EXECUTIVE SEVERANCE PLAN    Effective:            10/27/03

Applies To:       Fluor Corporation           Supersedes:           12/31/02

         L.       PLAN TERMINATION

                  This Plan will expire December 31, 2006. Any executive whose employment terminates after the Plan expires, will not be eligible for participation in the Plan. Further, no benefits will accrue or be payable under the Plan after Plan Termination.

         M.       EXCEPTION

                  Approved by the Chief Executive Officer of Fluor Corporation.

-------------------
This Fluor Corporation policy is subject to modification or revision in part or in its entirety to reflect changes in conditions subsequent to the effective date of this policy.